BlackRock Global Allocation Fund, Inc.

BlackRock Advantage Global Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock International Select Equity Fund

BlackRock Unconstrained Equity Fund

(each, a “Fund”)

Supplement dated June 13, 2025 to the Prospectuses and Statement of Additional Information (“SAI”) of each Fund, as supplemented to date

Effective June 16, 2025, the following changes are made to the Prospectuses and SAI of each Fund as follows:

The section of each Prospectus entitled “For More Information — Fund and Service Providers —Accounting Services Provider” is deleted in its entirety and replaced with the following:

ACCOUNTING SERVICES PROVIDER

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York 10179

The section of each Prospectus entitled “For More Information — Fund and Service Providers —Custodian” is deleted in its entirety and replaced with the following:

CUSTODIAN

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York 10179

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services

Effective June 16, 2025, JPMorgan Chase Bank, N.A. (“JPM”) serves as the accounting services provider for the Fund. Among other services, JPM maintains records of purchases and sales of securities, receipts and disbursements of cash and other debits and credits; keeps accounting journals and ledgers; records capital share transactions; calculates expense caps, waivers and recoupments (if any); computes the Fund’s net income and capital gains and dividends payable; calculates and reports net asset value; works with independent pricing sources; reconciles securities and cash positions with the Fund’s custodian; prepares certain financial statements, notices and reports; and prepares certain tax reports. In connection with its accounting services, JPM also provides certain administrative services. Prior to June 16, 2025, State Street Bank and Trust Company served as the accounting services provider for the Fund.

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — [Custodian Services][Custodian]” is deleted in its entirety and replaced with the following:

Custodian

JPMorgan Chase Bank, N.A., which has its principal offices at 383 Madison Avenue, Floor 11, New York, New York 10179, serves as the custodian for the Fund (the “Custodian”). The Custodian, among other responsibilities, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Fund.

The sixth paragraph in the section of the SAI entitled “Management and Other Service Arrangements — Other Service Arrangements” is deleted in its entirety and replaced with the following:

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. A Fund also may use special purpose custodian banks from time to time for certain assets.

Shareholders should retain this Supplement for future reference.

PRSAI-CUST-0625SUP

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